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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                September 1, 2005
                Date of Report (Date of earliest event reported)

                            PAYLESS SHOESOURCE, INC.
             (Exact Name of Registrant as Specified in its Charter)

                                    DELAWARE
                 (State or Other Jurisdiction of Incorporation)

                 1-14770                               43-1813160
        (Commission File Number)            (IRS Employer Identification No.)

                           3231 Southeast Sixth Avenue
                            Topeka, Kansas 66607-2207
               (Address of Principal Executive Office) (Zip Code)

                                 (785) 233-5171
              (Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 7.01   REGULATION FD DISCLOSURE.

      On September 1, 2005, Payless ShoeSource, Inc., a Delaware corporation, issued a press release announcing its sales for the fiscal month of August, which ended August 27, 2005. The full text of the press release and the transcript of the monthly sales message are attached hereto as Exhibits 99.1 and
99.2 respectively, and incorporated by reference herein.

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS.

(c)         Exhibits.

EXHIBIT #   DESCIPTION
---------   ------------------------------------------
99.1        Press Release dated September 1, 2005

99.2        Transcript of August monthly sales message

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                     PAYLESS SHOESOURCE, INC.

Date: September 1, 2005                              By: /s/ Ullrich E. Porzig
                                                         -----------------------
                                                         Ullrich E. Porzig
                                                         Senior Vice President
                                                         Chief Financial Officer
                                                         and Treasurer

                                  EXHIBIT INDEX

EXHIBIT #   DESCIPTION
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99.1        Press Release dated September 1, 2005

99.2        Transcript of August monthly sales message